UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2018

SELECT INTERIOR CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38632	47-4640296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4900 East Hunter Avenue Anaheim, California		92807
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 701-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

T.A.C. Acquisition

On December 31, 2018 (the “Closing Date”), L.A.R.K. Industries, Inc. (“LARK”), a subsidiary of Select Interior Concepts, Inc. (the “Company”), entered into a Share Purchase Agreement (the “TAC Purchase Agreement”) with T.A.C. Ceramic Tile Co. (“TAC”) and certain equityholders of TAC party thereto. Pursuant to the TAC Purchase Agreement, LARK purchased 100% of the issued and outstanding equity interests of TAC (the “TAC Acquisition”) for a purchase price of (a) approximately $42.5 million in cash, subject to post-closing purchase price true-up adjustments, and (b) if Adjusted EBITDA (as defined in the TAC Purchase Agreement) is greater than the Adjusted EBITDA Threshold (as defined in the TAC Purchase Agreement), a one-time payment (with such amount to be determined within 15 months of the Closing Date and paid shortly thereafter) of earn-out consideration equal to an aggregate amount of $0.50 for each dollar of Adjusted EBITDA, plus one dollar for each dollar by which the Adjusted EBITDA exceeds the Adjusted EBITDA Threshold, subject to the terms and conditions of the earn-out provisions in the TAC Purchase Agreement.

The foregoing summary of the TAC Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the TAC Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Fifth Amendment to Financing Agreement with Cerberus Business Finance, LLC

On December 31, 2018, Architectural Granite & Marble, LLC and Pental Granite and Marble, LLC (together, the “Borrowers”), each a subsidiary of the Company, entered into that certain Fifth Amendment to Financing Agreement (the “Fifth Amendment”) with the financial institutions party thereto, as lenders, and Cerberus Business Finance, LLC (“Cerberus”), as agent for the lenders. The Fifth Amendment further amends the Financing Agreement, dated as of February 28, 2017, by and among the Borrowers, the financial institutions party thereto, as lenders, and Cerberus, as agent for the lenders, as amended by (i) the First Amendment to Financing Agreement, dated as of November 22, 2017, (ii) the Second Amendment to Financing Agreement, dated as of December 29, 2017, (iii) the Third Amendment to Financing Agreement, dated as of June 28, 2018, and (iv) the Fourth Amendment to Financing Agreement, dated as of August 31, 2018, each by and among the Borrowers, the lenders party thereto, and Cerberus, as agent for the lenders (as amended, the “Financing Agreement”).

The Fifth Amendment, among other things, (i) increases the total Term Loan Commitment (as defined in the Fifth Amendment) to approximately $174.2 million, (ii) revises the “Permitted Acquisitions” provisions to expressly include the TAC Acquisition and the other “Identified Acquisitions” (as defined in the Fifth Amendment), and (iii) extends the Term Loan Maturity Date (as defined in the Fifth Amendment) one year to February 28, 2023. On December 31, 2018, the Borrowers borrowed $43.0 million under the Financing Agreement in order to fund the TAC Acquisition, repay existing indebtedness of TAC and to pay fees and expenses incurred in connection with the TAC Acquisition.

The foregoing summary of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Fifth Amendment which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2018, pursuant to the TAC Purchase Agreement, LARK acquired 100% of the issued and outstanding equity interests of TAC, a company specializing in the installation of tile products, hardwood flooring carpet and vinyl, for a purchase price of (a) approximately $42.5 million in cash, subject to post-closing purchase price true-up adjustments, and (b) if Adjusted EBITDA is greater than the Adjusted EBITDA Threshold, earn-out consideration equal to an aggregate amount of $0.50 for each dollar of Adjusted EBITDA, plus one dollar for each dollar by which the Adjusted EBITDA exceeds the Adjusted EBITDA Threshold, subject to the terms and conditions of the earn-out provisions in the TAC Purchase Agreement. As part of the TAC Acquisition, LARK acquired certain commercial leases and assumed certain contracts and trade accounts payable of TAC.

The Company obtained the funds necessary to fund the TAC Acquisition through proceeds from the Fifth Amendment.

The foregoing summary of the TAC Acquisition does not purport to be complete and is qualified in its entirety by reference to the complete terms of the TAC Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Fifth Amendment to Financing Agreement with Cerberus Business Finance, LLC” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 8.01 Other Events.

On January 3, 2019, the Company issued a press release announcing the consummation of the TAC Acquisition. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Share Purchase Agreement, dated as of December 31, 2018, by and among L.A.R.K. Industries, Inc., T.A.C. Ceramic Tile Co. and certain equityholders of T.A.C. Ceramic Tile Co. party thereto.

10.2

Fifth Amendment to Financing Agreement, dated as of December 31, 2018, by and among Architectural Granite & Marble, LLC and Pental Granite and Marble, LLC, as borrowers, the financial institutions party thereto, as lenders, and Cerberus Business Finance, LLC, as agent for the lenders.

99.1	Press release, dated January 3, 2019, announcing consummation of TAC Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2019	SELECT INTERIOR CONCEPTS, INC.

	By:	/s/ Tyrone Johnson
Name: Tyrone Johnson
Title: Chief Executive Officer